Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the Annual Report on Form 10-K for the year ended December 31, 2006 of Aqua America, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David P. Smeltzer, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or Section 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DAVID P. SMELTZER
David P. Smeltzer
Senior Vice President — Finance and Chief Financial Officer
February 27, 2007